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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-24650, No. 33-61914, No. 33-53291, No.
33-53951, No. 33-55305 and No. 33-55991) and on Form S-3 (No. 33-53575 and No.
33-64559) of Spelling Entertainment Group Inc. of our report dated March 21, 1997 appearing on page 24 of this Form 10-K.





                                                    PRICE WATERHOUSE LLP



Los Angeles, California
March 28, 1997